UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 24, 2007
LAMAR ADVERTISING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30242 (Commission File Number)	72-1449411 (IRS Employer Identification No.)
5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On May 24, 2007, upon the recommendation of the Compensation Committee, the Board of Directors of Lamar Advertising Company approved a new director compensation package for non-employee directors. This compensation package is in lieu of the current compensation package with payments under the revised system being made retroactively for board service as of January 1, 2007.
The annual retainer paid to non-employee directors was increased to $42,000 per year, paid monthly and directors will continue to be reimbursed for travel expenses incurred to attend board meetings. Non-employee directors who serve on the Audit, Compensation and/or Nominating and Governance Committees of the board will also receive a fee of $1,500 for each committee meeting attended in 2007 and succeeding years until otherwise set by the board.
In addition, the annual fee paid to the Chair of the Audit Committee was increased to $12,000 per year and the annual fee paid to the Chair of the Compensation Committee was increased to $6,000 per year, each of which are paid on a quarterly basis.
The Compensation Committee also adopted a resolution to grant to each individual elected as a non-employee director of the Company, automatically upon his or her election or re-election at an annual meeting of stockholders (commencing with the 2007 annual meeting of stockholders held on May 24, 2007) a restricted stock award in shares of the Company’s Class A common stock with a fair market value as set forth below (rounded down to the nearest whole share), which fair market value shall be determined based upon the closing price of the Class A common stock on the date of such election, 50% of which shall be fully vested on the grant date and 50% of which shall vest on the last day of such director’s one-year term (the business day prior to the Company’s next annual meeting of stockholders) with pro-rated grants upon an election other than at an annual meeting of stockholders whether by action of the board or the stockholders and whether to fill a vacancy or otherwise.

Fair Market Value of
Non-Employee Director	Restricted Stock Grant

Non-Committee Members	$30,000
Committee Members (not Chair)	$35,000
Chair of Compensation Committee	$50,000
Chair of Audit Committee	$55,000
The form of Restricted Stock Agreement for Non-Employee directors is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Form of Restricted Stock Agreement for Non-Employee directors.
[signature page follows]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMAR ADVERTISING COMPANY
Date: May 30, 2007	By:	/s/ Keith Istre
Keith Istre
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Form of Restricted Stock Agreement for Non-Employee directors.